EXHIBIT 10.1

June 30, 2014

MB Financial, Inc.

6111 N. River Road

Rosemont, Illinois 60018

Re:          Escrow of Merger Consideration

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 14, 2013, by and between MB Financial, Inc. (“MB”) and Taylor Capital Group, Inc. (“TCG”), pursuant to which, among other things, and subject to the terms and conditions set forth therein:  (i) TCG will merge with and into MB (the “Merger”); and (ii) the stockholders of TCG, upon effectiveness of the Merger, will become entitled to receive the consideration specified in the Merger Agreement.  Capitalized terms used but not defined herein have the meanings assigned to them in the Merger Agreement.

Pursuant to Section 8.1(c) of the Merger Agreement, the Merger Agreement may be terminated by either MB or TCG if the Merger shall not have been consummated on or before June 30, 2014 (the “Termination Date”).  As of the date hereof, the Merger cannot take place on or before the Termination Date because the parties have not yet received certain Requisite Regulatory Approvals necessary to consummate the Merger.  Accordingly, concurrently herewith, MB and TCG will enter into that certain Amendment to Agreement and Plan of Merger which amends Section 8.1(c) to extend the Termination Date (the “Amendment”).

As a condition to its execution and delivery of the Amendment, MB has requested that the undersigned holders of TCG Common Stock and TCG Nonvoting Preferred Stock (each a “Principal Stockholder”) execute and deliver to MB this letter agreement (this “Agreement”).  Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.      Definitions.  In addition to those terms defined throughout this Agreement, the following terms when used herein, shall have the following meanings:

(a)           “Aggregate Economic Ownership Percentage” shall mean the sum of all Principal Stockholder Economic Ownership Percentages set forth on the signature pages of this Agreement.

(b)           “Aggregate Escrow Obligation” shall mean: (i) as of the Closing, Eighteen Million Dollars ($18,000,000); and (ii) at all times following the Closing, the amount equal to sixty percent (60%) of the Maximum Restitution Obligation, as the same may decrease during the term of this Agreement.

(c)           “Cash Merger Consideration” shall mean, with respect to each Principal Stockholder, the aggregate cash portion of the Base Merger Consideration which such Principal Stockholder is entitled to receive upon consummation of the Merger.

(d)           “Consent Order” shall mean that certain Order to Cease and Desist and Order of Assessment of a Civil Money Penalty Issued upon Consent Pursuant to the Federal Deposit Insurance Act, as Amended, and the Illinois Banking Act, as Amended, dated as of June 26, 2014, by and between Cole Taylor Bank, the Board of Governors of the Federal Reserve System (“Federal Reserve”) and the Illinois Department of Financial and Professional Regulation.

(e)           “Contribution Percentage” shall mean, with respect to each Principal Stockholder, the applicable percentage set forth on the signature pages to this Agreement under the column “Contribution Percentage,” which such percentage is equal to:  (i) such Principal Stockholder’s Economic Ownership Percentage; divided by (ii) the Aggregate Economic Ownership Percentage.

(f)            “Economic Ownership Percentage” shall mean, with respect to each Principal Stockholder, the applicable percentage set forth on the signature pages to this Agreement under the column “Economic Ownership Percentage.”

(g)           “Escrow Termination Date” means the fourth anniversary of the date of Closing.

(h)           “Escrowed Funds” shall mean the aggregate amount held in the Escrow Account at any given time.

(i)            “Excess Funds” shall mean the amount of Escrowed Funds in excess of the Aggregate Escrow Obligation at any given time, excluding earnings on Escrowed Funds.

(j)            “Individual Escrow Obligation” shall mean, with respect to each Principal Stockholder:  (i) such Principal Stockholder’s Contribution Percentage; multiplied by (ii) the Aggregate Escrow Obligation.

(k)           “Individual Tax Benefit” shall mean, with respect to each Principal Stockholder: (i) the Tax Benefit Amount; multiplied by (ii) such Principal Stockholder’s Contribution Percentage.

(l)            “Individual Tax Detriment” shall mean, with respect to each Principal Stockholder: (i) the Tax Detriment Amount; multiplied by (ii) such Principal Stockholder’s Contribution Percentage.

(m)          “Maximum Restitution Obligation” shall mean the maximum depositor restitution that MB Bank, as successor to Cole Taylor Bank, may reasonably be obligated to pay pursuant to the Consent Order.  For the avoidance of doubt, any Restitution Payment paid by Cole Taylor Bank prior to the Closing and any funds paid or deposited with a third-party financial institution by the Primary Obligor that reduces the contingent restitution obligation of Cole Taylor Bank, or MB Bank, as successor to Cole Taylor Bank, under the Consent Order will reduce, on a dollar for dollar basis, the Maximum Restitution Obligation.

(n)           “Net After-Tax Recovery” shall mean: (i) the Net Recovery Amount; minus (ii) the Net Recovery Tax Detriment.

(o)           “Net Recovery Amount” shall mean: (i) the gross amount of any recovered Restitution Payment as described in Section 5 hereof; minus (ii) the reasonable third-party expenses incurred by MB Bank relating to the recovery under subpart (i) hereof.

(p)           “Net Recovery Tax Detriment” shall mean any Net Recovery Amount that is reported or otherwise includable as income by MB or MB Bank on its federal income tax return multiplied by the Tax Rate.

(q)           “Primary Obligor” shall mean that party named in the Consent Order for whose unpaid depositor restitution payments Cole Taylor Bank, or MB Bank, as successor to Cole Taylor Bank, shall be liable.

(r)            “Restitution Payment” shall mean any depositor restitution ordered or requested by the Federal Reserve to be paid, and actually paid, pursuant to the Consent Order by:  (i) Cole Taylor Bank prior to the Closing; or (ii) MB Bank, as successor to Cole Taylor Bank, at any time following the Closing.

(s)            “Tail Period” shall mean: (i) three years next following the Escrow Termination Date for each Prairie Entity and (ii) four years next following the Escrow Termination Date for all the other Principal Stockholders.

(t)            “Tax Benefit Amount” shall mean sixty percent (60%) of any Restitution Payment taken as a deduction by TCG, Cole Taylor Bank, MB or MB Bank on its federal income tax return multiplied by the Tax Rate, but only to the extent that sixty percent (60%) of such Restitution Payment was either distributed to MB Bank from the Escrowed Funds or was separately paid by the Principal Stockholders to MB Bank pursuant to this Agreement.

(u)           “Tax Detriment Amount” shall mean any and each of:  (i) the amount of Escrowed Funds distributed to MB Bank or separately paid by the Principal Stockholders to MB Bank pursuant to this Agreement that is included or otherwise includable as income by MB or MB Bank for federal  income tax purposes multiplied by the Tax Rate, plus any penalties and interest thereon; (ii) the amount of any Restitution Payment included in the calculation of a Tax Benefit Amount that is determined by the Internal Revenue Service to be non-deductible multiplied by the Tax Rate, plus penalties and interest thereon; and (iii) with respect to a prior distribution of funds by MB Bank to the Principal Stockholders pursuant to Section 5 of this Agreement, sixty percent (60%) of the amount of any Net Recovery Tax Detriment that was not taken into account in the calculation of the Net After-Tax Recovery upon which such distribution was based as a result of a subsequent determination by the Internal Revenue Service that a greater Net Recovery Amount is includable as income of MB or MB Bank, plus penalties and interest thereon.

(v)           “Tax Rate” shall mean the combined net federal and Illinois corporate income tax rate ((i) utilizing the maximum effective corporate income tax rates and (ii) after netting out the federal income tax benefit of the Illinois corporate income tax), as in effect for the applicable tax year in which (x) a deduction item in the calculation of a Tax Benefit Amount is included in the federal income tax return of MB or MB Bank or (y) an income item in the calculation of a Net Recovery Tax Detriment or Tax Detriment Amount is included (or determined to be includable by the Internal Revenue Service) in the federal income tax return of MB or MB Bank.

Section 2.      Escrow.  Prior to the Closing of the Merger, the Principal Stockholders and MB shall enter into an escrow agreement (the “Escrow Agreement”) governing the terms of an escrow account (the “Escrow Account”) to be held at a third-party financial institution (the “Escrow Agent”), the terms of such Escrow Agreement and the identity of such Escrow Agent shall be reasonably acceptable to MB.  Concurrently with the Closing, each Principal Stockholder shall deposit an amount equal to such Principal Stockholder’s Individual Escrow Obligation into the Escrow Account, which will, in the aggregate, with the amounts deposited by all Principal Stockholders, secure the payment of any Restitution Payment.  Until the Escrow Termination Date, each Principal Stockholder shall maintain in the Escrow Account an amount equal to such Principal Stockholder’s Individual Escrow Obligation, as such Individual Escrow Obligation may be adjusted in accordance with the terms hereof; provided, however, that no Principal Stockholder shall be obligated to deposit additional amounts to the Escrow Account following the initial deposit of such Principal Stockholder’s Individual Escrow Obligation concurrent with the Closing.

Section 3.      Funding of Individual Escrow Obligation.

(a)       Each Principal Stockholder’s Individual Escrow Obligation shall be satisfied by deposit into the Escrow Account of cash or other immediately available funds, including, in the sole discretion of such Principal Stockholder, any portion of such Principal Stockholder’s Cash Merger Consideration directed by such Principal Stockholder to be deposited into the Escrow Account; provided, however, that the Individual Escrow Obligations of Prairie Capital IV, L.P. and Prairie Capital IV QP, L.P. (each, a “Prairie Entity”) may, in the sole discretion of each such Prairie Entity, be satisfied by deposit into the Escrow Account of a standby letter of credit in the principal amount thereof, issued by a financial institution and containing such terms and conditions, each as are reasonably acceptable to MB (a “Letter of Credit”).  Subject to the terms of this Section 3, each Prairie Entity may elect at any time to change the form of funds securing its Individual Escrow Obligations in the Escrow Account.  Notwithstanding anything contained herein to the contrary, the parties further agree that any benefit or liability of each Prairie Entity hereunder shall be reflected, as applicable, in any Letter of Credit.

(b)       Notwithstanding the provisions of Section 3(a), at the Closing, MB shall, with the unanimous written consent of all Principal Stockholders having an Economic Ownership Percentage greater than or equal to five percent (5%) and TCG:  (i) withhold from each Principal Stockholder a portion of the Cash Merger Consideration to which such Principal Stockholder was otherwise due in an amount equal to such Principal Stockholder’s Individual Escrow Obligation; and (ii) deposit such portion of the Cash Merger Consideration into the Escrow Account in satisfaction of the Aggregate Escrow Obligation.

Section 4.      Restitution Payments.

(a)       If Cole Taylor Bank is ordered or requested by the Federal Reserve to make a Restitution Payment at any time prior to the Closing, then immediately following the deposit of the Aggregate Escrow Obligation in the Escrow Account, the Escrow Agent shall pay MB Bank from the Escrowed Funds an amount equal to sixty percent (60%) of the amount of such Restitution Payment.

(b)       If, following the Closing and on or prior to the Escrow Termination Date, MB Bank is ordered or requested by the Federal Reserve to make a Restitution Payment, the Escrow Agent shall pay MB Bank from the Escrowed Funds sixty percent (60%) of the amount of such Restitution Payment.

(c)       Any Escrowed Funds distributed to MB Bank in accordance with this Section 4 will be deemed to have been funded from each Principal Stockholder’s Individual Escrow Obligation on a pro rata basis, and, for the avoidance of doubt, if the Escrow Account shall have been funded pursuant to the terms of Section 3(a), such distributed Escrowed Funds will be deemed to constitute an equivalent reduction in the Cash Merger Consideration received by each Principal Stockholder pursuant to applicable income tax law.

(d)       If, following the Closing, MB Bank is ordered or requested by the Federal Reserve to make a Restitution Payment, MB agrees that it will take, or cause MB Bank to take, a tax deduction on its federal income tax return for any Restitution Payment, provided, however, that MB has been advised by its tax advisors that there is substantial authority for taking such tax deduction.

Section 5.      Recovered Restitution Payments.  If, for any reason, MB Bank recovers all or any portion of any Restitution Payment for which it received a distribution of Escrowed Funds or separate payment from the Principal Stockholders pursuant to this Agreement for sixty (60%) of the amount thereof, MB Bank shall promptly distribute to each Principal Stockholder an amount equal to:  (a) sixty percent (60%) of the Net After-Tax Recovery; multiplied by (b) such Principal Stockholder’s Contribution Percentage.

Section 6.      Return of Escrowed Funds; Payment of Tax Benefit Amount and Tax Detriment Amount.

(a)       If the Escrow Account contains Excess Funds as of the last day of any calendar month, the Escrow Agent shall distribute such Excess Funds in kind to the Principal Stockholders, pro rata, based upon each Principal Stockholder’s Individual Escrow Obligation.  For the avoidance of doubt, such in-kind distribution, in the case of a Letter of Credit, shall be made in the form of an instruction to the appropriate party to reduce the principal amount of such Letter of Credit accordingly.

(b)       Earnings on Escrowed Funds shall be distributed quarterly prior to the Escrow Termination Date and on the business day next following the Escrow Termination Date to the Principal Stockholders who deposited Escrowed Funds in cash in proportion to their respective Escrow Account cash balances.

(c)       If the Escrow Account contains any Escrowed Funds as of 11:59 p.m. Central Time on the Escrow Termination Date, the Escrow Agent shall promptly thereafter distribute such Escrowed Funds in kind to the Principal Stockholders, pro rata, based upon each Principal Stockholder’s Individual Escrow Obligation.  For the avoidance of doubt, such in-kind distribution, in the case of a Letter of Credit, shall be made in the form of an instruction to the appropriate party to reduce the principal amount of such Letter of Credit accordingly.

(d)       Notwithstanding the release of Escrowed Funds to the Principal Stockholders pursuant to Section 6(c) above, during the Tail Period, each Principal Stockholder shall remain liable to MB Bank for an amount equal to:  (i) sixty percent (60%) of any Restitution Payment; multiplied by (ii) such Principal Stockholder’s Contribution Percentage.  If any Principal Stockholder fails to make payment thereof to MB Bank within fifteen (15) days after written demand, then such Principal Stockholder’s obligation herein shall thereafter bear interest at the highest legal rate permitted in the State of Illinois and such Principal Stockholder shall also be obligated for all costs of collection.

Section 7.      Payment of Tax Benefit Amount.  Within fifteen (15) days after the filing of a federal income tax return containing a Tax Benefit Amount, MB shall pay the Individual Tax Benefit Amount relating thereto to each of the Principal Stockholders.  If MB fails to timely make payment as provided herein, then the unpaid Individual Tax

Benefit Amount shall thereafter bear interest at the highest legal rate permitted in the State of Illinois and MB shall also be obligated for all costs of collection.

Section 8.      Payment of Tax Detriment Amount.  Upon the occurrence of an event giving rise to a Tax Detriment Amount, MB shall give written notice relative thereto to each Principal Stockholder and such notice shall describe in reasonable detail the event giving rise to a Tax Detriment Amount with the calculation of such Principal Stockholder’s repayment obligation to MB.  Within fifteen (15) days after receipt of such written notice, each Principal Stockholder shall pay to MB his, her or its Individual Tax Detriment Amount.  If any Principal Stockholder fails to timely make payment to MB, then such Principal Stockholder’s obligation herein shall thereafter bear interest at the highest legal rate permitted in the State of Illinois and such Principal Stockholder shall also be obligated for all costs of collection.  In the case of each Prairie Entity only, the provisions of this Section 8 shall expire at the end of the Tail Period.

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If the foregoing correctly states your understanding of our agreements, please sign the enclosed copy of this Agreement in the space provided, whereupon this Agreement will become binding upon each of us as of the date first above written.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  This Agreement may be executed and accepted by facsimile or portable data file (PDF) signature and any such signature shall be of the same force and effect as an original signature.

Sincerely,

[THIS SPACE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGES FOLLOW]

PRAIRIE CAPITAL, L.P. INVESTORS

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Prairie Capital IV, L.P.	/s/ Stephen V. King		3.88%	7.77%

	By:	Stephen V. King
	Its:	Managing Member of GP

Prairie Capital IV QP, L.P.	/s/ Stephen V. King		3.88%	7.77%

	By:	Stephen V. King
	Its:	Managing Member of GP

[PRAIRIE CAPITAL, L.P. INVESTOR SIGNATURE PAGE]

FINANCIAL INVESTMENTS CORPORATION INVESTORS

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Harrison I. Steans	/s/ Harrison I. Steans		7.22%	14.44%

Jennifer W. Steans	/s/ Jennifer W. Steans		1.19%	2.37%

James P. Kastenholz	/s/ James P. Kastenholz		0.29%	0.59%

Jennifer W. Steans, as Custodian for Nicholas J. Kastenholz	/s/ Jennifer W. Steans		0.09%	0.17%

Jennifer W. Steans 1999 Descendants Trust	/s/James P. Kastenholz		0.14%	0.29%

	By:	James P. Kastenholz

	Its:	Trustee

Heather A. Steans 1999 Descendants Trust	/s/ Leo A. Smith		0.14%	0.29%

	By:	Leo A. Smith

	Its:	Trustee

Heather A. Steans	/s/ Heather A. Steans		1.16%	2.31%

Robin M. Steans	/s/ Robin M. Steans		0.62%	1.24%

Leonard A. Gail	/s/ Leonard A. Gail		0.69%	1.38%

Robin M. Steans 1999 Descendants Trust	/s/ Leonard A. Gail		0.14%	0.29%

	By:	Leonard A. Gail

	Its:	Trustee

[FINANCIAL INVESTMENTS CORPORATION INVESTOR SIGNATURE PAGE]

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Steans 1996 Family Trust	/s/ Jennifer W. Steans		0.87%	1.75%

	By:	Jennifer W. Steans

	Its:	Trustee

PCB Limited Partnership	/s/ Jennifer W. Steans		1.29%	2.57%

	By:	Jennifer W. Steans

	Its:	General Partner

Trilogy Investment Group, LLC	/s/ Jennifer W. Steans		0.61%	1.23%

	By:	Jennifer W. Steans

	Its:	Managing Member

[FINANCIAL INVESTMENTS CORPORATION INVESTOR SIGNATURE PAGE CON’T]

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Adeline S. Morrison	/s/ Adeline S. Morrison		0.32%	0.65%

Harold M. Morrison	/s/ Harold M. Morrison		0.74%	1.47%

Helen H. Morrison	/s/ Helen H. Morrison		0.82%	1.64%

Helen H. Morrison IRA	/s/ Helen H. Morrison		0.20%	0.39%

	By:	Helen H. Morrison

	Its:	Authorized Signatory

Lois L. Morrison	/s/ Lois L. Morrison		0.40%	0.80%

Lois L. Morrison IRA	/s/ Lois L. Morrison		0.05%	0.10%

	By:	Lois L. Morrison

	Its:	Authorized Signatory

Justin W. Daab	/s/ Justin W. Daab		0.03%	0.05%

Charles E. Brinley	/s/ Charles E. Brinley		0.08%	0.17%

Margot M. Brinley	/s/ Margot M. Brinley		0.66%	1.32%

Amy M. Heinrich	/s/ Amy M. Heinrich		0.38%	0.76%

Foursquare Investments, LLC	/s/ Lois L. Morrison		0.80%	1.61%

	By:	Lois L. Morrison

	Its:	Managing Member

Harold M. and Adeline S. Morrison Family Foundation	/s/ Adeline S. Morrison		0.03%	0.07%

	By:	Adeline S. Morrison

	Its:	Trustee

[FINANCIAL INVESTMENTS CORPORATION INVESTOR SIGNATURE PAGE CON’T]

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Thomas B. Hunter III	/s/ Thomas B. Hunter III		2.65%	5.31%

Thomas B. Hunter IV	/s/ Thomas B. Hunter IV		1.16%	2.32%

Thomas B. Hunter IV IRA	/s/ Thomas B. Hunter IV		0.02%	0.04%

	By:	Thomas B. Hunter IV

	Its:	Authorized Signatory

Tscharner DeGraffenried Hunter	/s/ Tscharner DeGraffenried Hunter		0.01%	0.02%

Thomas Ruffin Hunter	/s/ Thomas Ruffin Hunter		0.01%	0.02%

Willard M. Hunter	/s/ Willard M. Hunter		0.99%	1.98%

Benjamin J. Hunter	/s/ Benjamin J. Hunter		0.02%	0.04%

Willard M. Hunter, as Custodian for Willard K. Hunter	/s/ Willard M. Hunter		0.02%	0.04%

Peter M. Hunter	/s/ Peter M. Hunter		0.02%	0.04%

Maxine M. Hunter Charitable Lead Annuity Trust	/s/ Thomas B. Hunter IV		0.39%	0.78%

	By:	Thomas B. Hunter IV

	Its:	Trustee

Hunter Family Foundation	/s/ Thomas B. Hunter IV		0.09%	0.18%

	By:	Thomas B. Hunter IV

	Its:	Trustee

[FINANCIAL INVESTMENTS CORPORATION INVESTOR SIGNATURE PAGE CON’T]

Name	Signature		Economic Ownership Percentage	Contribution Percentage

George P. Bauer Revocable Trust	/s/ George P. Bauer		3.12%	6.17%

	By:	George P. Bauer

	Its:	Trustee

[FINANCIAL INVESTMENTS CORPORATION INVESTOR SIGNATURE PAGE CON’T]

TAYLOR FAMILY INVESTORS

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Jeffrey W. Taylor Revocable Trust U/A/D 8/20/79	/s/ Jeffrey W. Taylor		0.01%	0.02%

	By:	Jeffrey W. Taylor

	Its:	Authorized Signatory

Jeffrey W. Taylor IRA	/s/ Jeffrey W. Taylor		0.02%	0.04%

	By:	Jeffrey W. Taylor

	Its:	Authorized Signatory

Jeffrey W. Taylor Gift Trust U/A/D 6/10/82	/s/ Jeffrey W. Taylor		0.07%	0.15%

	By:	Jeffrey W. Taylor

	Its:	Authorized Signatory

GGC Trust for Brian Taylor U/A/D 12/1/08	/s/ Brian Taylor		0.41%	0.82%

	By:	Brian Taylor

	Its:	Authorized Signatory

Taylor Annual Gift Trust for Brian U/A/D 12/14/82	/s/ Brian Taylor		0.11%	0.21%

	By:	Brian Taylor

	Its:	Authorized Signatory

Taylor 1992 Gift Trust for Brian U/A/D 12/17/92	/s/ Brian Taylor		0.02%	0.03%

	By:	Brian Taylor

	Its:	Authorized Signatory

GGC Trust for Adam Taylor U/A/D 12/1/08	/s/ Lisa Korach		0.41%	0.82%

	By:	Lisa Korach

	Its:	Trustee

[TAYLOR FAMILY INVESTOR SIGNATURE PAGE]

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Taylor 1992 Gift Trust for Adam U/A/D 12/17/92	/s/ Lisa Korach		0.02%	0.03%

	By:	Lisa Korach

	Its:	Authorized Signatory

Taylor Annual Gift Trust for Lisa Rebecca U/A/D 7/10/83	/s/ Jeffrey W. Taylor		0.06%	0.12%

	By:	Jeffrey W. Taylor

	Its:	Authorized Signatory

[TAYLOR FAMILY INVESTOR SIGNATURE PAGE CON’T]

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Bruce W. Taylor Revocable Trust U/A/D 4/10/84	/s/ Bruce Taylor		0.64%	1.29%

	By:	Bruce Taylor

	Its:	Authorized Signatory

Bruce W. Taylor IRA	/s/ Bruce Taylor		0.05%	0.11%

	By:	Bruce Taylor

	Its:	Authorized Signatory

Bruce W. Taylor Gift Trust U/A/D 6/10/82	/s/ Bruce Taylor		0.13%	0.26%

	By:	Bruce Taylor

	Its:	Authorized Signatory

Bruce Taylor and Barbara Taylor, joint tenants	/s/ Bruce Taylor		0.11%	0.22%

	/s/ Barbara Taylor

[TAYLOR FAMILY INVESTOR SIGNATURE PAGE CON’T]

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Cindy L. Taylor Robinson Revocable Trust U/A/D 3/7/94	/s/ Cindy Taylor Robinson		0.01%	0.03%

	By:	Cindy Taylor Robinson

	Its:	Trustee

Cindy L. Taylor Gift Trust U/A/D 6/10/82	/s/ Cindy Taylor Robinson		0.13%	0.26%

	By:	Cindy Taylor Robinson

	Its:	Trustee

Cindy L. Taylor Robinson	/s/ Cindy L. Taylor Robinson		0.20%	0.39%

[TAYLOR FAMILY INVESTOR SIGNATURE PAGE CON’T]

Name	Signature		Economic Ownership Percentage	Contribution Percentage

Taylor Voting Trust U/A/D 11/30/98	/s/ Bruce Taylor		12.38%	24.77%

	By:	Bruce Taylor

	Its:	Authorized Signatory

[TAYLOR FAMILY INVESTOR SIGNATURE PAGE CON’T]

Accepted and agreed as of the date first written above:

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Name:	Jill E. York
Title:	Vice President and Chief Financial Officer

[MB FINANCIAL, INC. SIGNATURE PAGE]